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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):   October 1, 2007



                           VIGNETTE CORPORATION
          (Exact name of registrant as specified in its charter)


      Delaware                 000-25375                 74-2769415
  (State or other             (Commission              (IRS Employer
   jurisdiction               File Number)            Identification No.)
 of incorporation)

                1301 South MoPac Expressway, Austin, Texas 78746
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (512) 741-4300



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
================================================================================



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Item 2.02.        Results of Operations and Financial Condition

     On October 1, 2007, Vignette Corporation (the "Company") issued a press release announcing its preliminary financial results for the three month period ended September 30, 2007, and certain other information. A copy of the press release is attached as Exhibit 99.1 to this report.

The information furnished pursuant to this Item 2.02 and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Item 9.01.        Financial Statements and Exhibits

         (c)  Exhibits.

         Number              Description
         99.1                Vignette Corporation Press Release issued on
                             October 1, 2007 announcing the preliminary financial results for the third quarter ended
                             September 30, 2007.



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                                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                VIGNETTE CORPORATION


Date:    October _, 2007        By:      ___________________________
Michael A. Aviles
                                         President and Chief Executive Officer